                                                                   EXHIBIT 99.3

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

No. W(SPN)-___                                                 For the Purchase
                                                             of _____ shares of
                                                                   Common Stock

                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                       INVERNESS MEDICAL INNOVATIONS, INC.

       VOID AFTER 5:00 P.M., EASTERN STANDARD TIME, ON SEPTEMBER 20, 2012

         Inverness Medical Innovations, Inc., a Delaware corporation (the "Company"), hereby certifies that _______________, or his, her or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or before the earlier of (a) September 20, 2012 at not later than 5:00 p.m. (Eastern Standard Time) and (b) the termination of this Warrant as provided in
Section 8 below, _____ shares of Common Stock, $.001 par value, of the Company ("Common Stock"), at a purchase price of $13.54 per share. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively. This Warrant and the associated Subordinated Promissory Note (the "Note") held by the Registered Holder have been issued by the Company to the Registered Holder in respect of the Units (as defined in the Purchase Agreement (as defined below)) purchased by the Registered Holder (the "Purchased Units") under the Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 (the "Purchase Agreement") among the Company, the Registered Holder and the other investors party thereto.

1.       EXERCISE

         (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
EXHIBIT I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, as provided in subsection 1(b) below, of the aggregate Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

         (b) The aggregate Purchase Price may be paid, at the Registered Holder's election, at any time during the term of this Warrant, (i) by cash (including by wire transfer of immediately available funds to an account designated by the Company) or certified or bank check in lawful money of the United States or (ii) by exercise of the "net issuance" right described below in this subsection 1(b) ("NET ISSUANCE"). If the Registered Holder elects the Net Issuance method, the Company will issue Common Stock to the Registered Holder upon exercise of this Warrant in accordance with the following formula:

                           X = Y(A-B)
                               -----
                                 A

         Where: X = the number of shares of Common Stock that shall be issued to the Registered Holder.

                Y = the number of shares of Common Stock requested to be
                    exercised under this Warrant.

                A = the current fair market value of one (1) share of Common
                    Stock at the time of issuance of such shares of Common
                    Stock.

                B = the Purchase Price.

         For purposes of the above calculation, current fair market value of each share of Common Stock shall be determined as follows:

                    (i) if the Common Stock is traded on the American Stock Exchange or another national securities exchange, the fair market value shall be deemed to be the average of the closing prices of the Common Stock over the ten
(10) trading day period ending immediately prior to the day as of which the current fair market value of the Common Stock is being determined; or

                    (ii) if the Common Stock is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices of the Common Stock quoted on the NASDAQ System (or similar system) over the ten (10) trading day period ending immediately prior to the day as of which the current fair market value of the securities is being determined; or

                    (iii) if at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ System (or similar system) or the over-the-counter market, the current fair market value of the Common Stock shall be as determined in good faith by the Company's Board of Directors.

         (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

         (d) As soon as practicable after the exercise of this Warrant in full or in part and whether by payment by cash or check or by Net Issuance, and in any event within fifteen (15) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                    (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to
Section 3 hereof, and

                    (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, representing the right to purchase in the aggregate the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased or exercised by the Registered Holder upon such exercise as provided in subsections 1(a) and 1(b) above.

         (e) To the extent this Warrant is not previously exercised as to all of the Warrant Stock subject hereto, and if the fair market value of one share of Common Stock is greater than the Purchase Price then in effect, this Warrant shall be deemed automatically exercised pursuant to the Net Issuance method as provided in subsection 1(b) above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one (1) share of the Common Stock upon such expiration shall be determined pursuant to the Net Issuance provisions of subsection 1(b). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this subsection 1(e), the Company agrees to promptly notify the Registered Holder hereof of the number of shares of Warrant Stock, if any, that the Registered Holder hereof is to receive by reason of such automatic exercise.

         (f) The Registered Holder (including any valid transferee of this Warrant) is entitled to the registration rights set forth in the Purchase Agreement with respect to the Warrant Stock.

         2. ADJUSTMENTS.

            (a) If outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price pursuant to this subsection 2(a), the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

            (b) If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, in as nearly equivalent a manner as may be practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

            (c) Subject to the provisions of Section 8, if there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), or the sale of all or substantially all of the Company's capital stock or assets to any other person, then as a part of such transaction, provision shall be made so that the Registered Holder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation or the parent of such successor corporation, as the case may be, resulting from the merger, consolidation or sale, to which the Registered Holder would have been entitled if the Registered Holder had exercised its rights pursuant to the Warrant immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 to the end that the provisions of this Section 2 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

            (d) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

            (e) Notwithstanding anything in this Warrant to the contrary, in no event shall the Purchase Price be decreased to less than $.001.

         3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the closing market price of the Common Stock on the American Stock Exchange or, if applicable, any other national securities exchange on the trading day immediately prior to the date of exercise or on the basis of the average of the low bid and high asked prices of the Common Stock on the over-the-counter market as reported by the NASDAQ System (or similar system), whichever is applicable, or if neither is applicable, then on the basis of the then current market value of the Common Stock as shall be reasonably determined by the Company's Board of Directors.

         4. LIMITATION ON SALES. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise unless (a) there is an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and this Warrant or such Warrant Stock has been registered or qualified under any applicable state securities or "blue sky" laws then in effect, or (b) the Company receives an opinion of counsel, which opinion and counsel shall each be reasonably satisfactory to the Company, that such registration and qualification are not required.

         Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Stock to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not for, with a view to, or in connection with, the distribution or resale of any such shares, and the holder of this Warrant shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Stock issued pursuant to such exercise:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER."

         In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

         5. NOTICES OF RECORD DATE, ETC. In case:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         6. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         7. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         8. TERMINATION IN CERTAIN EVENTS. In the event of a transfer of all or substantially all of the assets of the Company or a merger or consolidation of the Company with or into any other entity (other than a merger or consolidation the sole purpose of which is to change the state of incorporation of the Company or a merger or consolidation transaction in which the stockholders of the Company immediately prior to such transaction own more than 50% of the voting stock or total equity interest of the surviving entity immediately after the transaction) or a dissolution or winding-up or the adoption of a plan of liquidation of the Company, this Warrant shall terminate on the effective date of such transfer, merger, consolidation, dissolution, winding-up or adoption (the "Transaction Effective Date") and shall become null and void, provided that the Registered Holder shall have received the prior notice with respect to such transaction or event required by Section 5 hereof, and provided further, however, that if this Warrant shall not have otherwise terminated or expired, the Registered Holder hereof shall have the right until 5:00 p.m. (Eastern Standard Time) on the day immediately prior to the Transaction Effective Date to exercise its rights hereunder to the extent not previously exercised.

         9. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         10. WARRANT REGISTER; TRANSFERS, ETC.

             (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

             (b) This Warrant shall not be transferred separately from the corresponding Note issued to the Lender under the terms of the Purchase Agreement. In connection with any transfer of this Warrant (i) the transferee shall make and deliver to the Company representations, warranties and covenants substantially similar to those contained in Section 5 of the Purchase Agreement; and (ii) the transferor shall reimburse the Company for all expenses incurred in connection with the transfer. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Warrant or of any rights granted hereunder contrary to the provisions of this clause (b), or the levy of any attachment or similar process upon this Warrant or such rights, shall be null and void.

             (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         11. MAILING OF NOTICES, ETC. Any notice required or permitted to be given to the Company or the Registered Holder under this Warrant shall be made in writing at the address or facsimile number of such person specified below (or such other address or facsimile number as such person may specify in a written notice to the other party) and shall be deemed to have been given, if delivered personally or sent via electronic facsimile transmission with confirmation received, on the date of delivery or, if sent via nationally recognized overnight express courier with established tracking capability marked for delivery on the next business day, on the earlier of the date of delivery, as demonstrated by the tracking records of the courier, or two (2) business days after deposit of the notice with the courier:

                  if to the Company, to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, Massachusetts 02453
                           Facsimile: (781) 674-3939
                           Attention: Ron Zwanziger, President

                  with a copy to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, Massachusetts 02453
                           Facsimile: (781) 674-3939
                           Attention: Paul T. Hempel, General Counsel

                  and a copy to:

                           Goodwin Procter LLP
                           Exchange Place
                           Boston, Massachusetts 02109
                           Facsimile: (617) 523-1231
                           Attention: Scott F. Duggan, Esq.

if to the Registered Holder of this Warrant, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing with a copy to:

                           U.S. Boston Capital Corporation
                           Lincoln North
                           Lincoln, MA 01773
                           Facsimile: (617) 259-1166
                           Attention: Willard L. Umphrey

and

                           Foley, Hoag & Eliot
                           155 Seaport Boulevard
                           Boston, MA 02210
                           Facsimile: (617) 832-7000
                           Attention: Peter Rosenblum, Esq.

         12. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         13. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

         14. GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws. Any dispute arising out of or relating to this Warrant shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Company and the Registered Holder hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its duly authorized officer as of the date written below.

Date: As of September 20, 2002              INVERNESS MEDICAL INNOVATIONS, INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

[Corporate Seal]

ATTEST:

-------------------------

Accepted and agreed to as of this ___ day of __________, 2002.

Initial Registered Holder's Name: ______________________________

By: Pear Tree Partners Management, LLC as General Partner for
    Pear Tree Partners, L.P.,
    Attorney in Fact
    pursuant to Section 5.9(b) of the Purchase Agreement

    By:
       ----------------------------------------

       Its:
           ------------------------------------

                                    EXHIBIT I

                                  PURCHASE FORM

To:      INVERNESS MEDICAL INNOVATIONS, INC.

         --------------------------                  Dated:
         --------------------------                        --------------------

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. W(SPN)-____), hereby irrevocably elects to purchase _____ shares of the Common Stock (the "Common Stock") covered by such Warrant and [CASH OR CHECK
PAYMENT: herewith tenders payment of $_____] [NET ISSUANCE: elects pursuant to
Section 1(b) of the Warrant to effect a Net Issuance], representing the full purchase price for such shares at the price per share provided for in such Warrant.

         The undersigned is aware that the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

         The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Common Stock; (2) it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to its satisfaction; (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         The undersigned hereby represents and warrant that it is purchasing the Common Stock for its own account for investment and not for, with a view to, or in connection with, the distribution or resale of all or any part of the Common Stock.

         The undersigned understands that because the Common Stock have not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite time and the Common Stock cannot be sold unless the Common Stock is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Common Stock unless (1) there is an effective registration statement under the Securities Act and registration or qualification under applicable state securities laws covering any such transaction involving the Common Stock or (2) the Company receives an opinion of its legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration and qualification or the Company otherwise satisfies itself that such transaction is exempt from registration and qualification.

         The undersigned consents to the placing of a legend on its certificate for the Common Stock stating that the Common Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Common Stock until the Common Stock may be legally resold or distributed without restriction.

         The undersigned understands that, at the present time, the undersigned may not be entitled to rely on Rule 144 promulgated by the SEC under the Securities Act for the resale or distribution of the Securities. The undersigned understands that, except as provided in the Subordinated Note and Warrant Purchase Agreement dated as of [_______], 2002 among the Company and the investors named therein or as may otherwise have been separately and expressly agreed by the Company and the Registered Holder, the Company has no obligation to the undersigned to register the Common Stock under the Securities Act and has not represented that it will register the Common Stock.

         The undersigned understands the terms and restrictions on the right to dispose of the Common Stock set forth in the Subordinated Note and Warrant Purchase Agreement, which the undersigned has carefully reviewed. The undersigned consents to the placing of a legend on its certificate for the Common Stock referring to such restrictions and the placing of stop transfer orders until the Common Stock may be transferred in accordance with the terms of such restrictions.

         The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Common Stock.

                                          -------------------------------------

                                          Dated:
                                                -------------------------------



                                       2